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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021
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Analog Devices, Inc.
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way,	Wilmington,	MA	01887
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2021 Annual Meeting of the Shareholders of Analog Devices, Inc. (the "Company"), held on March 10, 2021, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the Annual Meeting (the "Proxy Statement").

Proposal 1 – The election of eleven nominees to our Board of Directors each for a term expiring at the next annual meeting of shareholders.

The eleven nominees named in the Proxy Statement were elected to serve as directors until our next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	305,753,038	7,924,033	246,335	19,164,653
Vincent Roche	308,295,683	5,376,348	251,375	19,164,653
James A. Champy	298,955,351	14,707,475	260,580	19,164,653
Anantha P. Chandrakasan	291,410,793	22,258,638	253,975	19,164,653
Bruce R. Evans	312,808,755	834,354	280,297	19,164,653
Edward H. Frank	311,028,959	2,622,238	272,209	19,164,653
Laurie H. Glimcher	313,074,557	580,747	268,102	19,164,653
Karen M. Golz	312,756,463	898,210	268,733	19,164,653
Mark M. Little	313,029,409	623,682	270,315	19,164,653
Kenton J. Sicchitano	302,522,032	11,117,797	283,577	19,164,653
Susie Wee	313,095,088	577,721	250,597	19,164,653

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
297,280,785	15,810,987	831,634	19,164,653

Proposal 3 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 30, 2021.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 30, 2021. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
321,256,302	11,193,078	638,679

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2021	ANALOG DEVICES, INC.
		By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Senior Vice President, Finance and Chief Financial Officer